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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 2002

                                   CMGI, INC.

             (Exact Name of Registrant as Specified in its Charter)



         Delaware                      000-23262                04-2921333
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

                              100 Brickstone Square
                          Andover, Massachusetts 01810
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 684-3600
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Introductory Note

     On September 10, 2002, CMGI, Inc. ("CMGI") filed a Current Report on Form 8-K (the "Current Report") to report under Item 5 the divestiture by CMGI of all of its equity and debt ownership interests in Engage, Inc. ("Engage") (the "Disposition"). CMGI is filing this Amendment No. 1 to the Current Report to report the Disposition under Item 2. The Current Report is hereby amended in its entirety to read as follows:

Item 2.   Acquisition or Disposition of Assets.

     On September 9, 2002, CMGI divested all of its equity and debt ownership interests in Engage. Under the terms of the Transaction Agreement, dated as of September 9, 2002, by and among CMGI, CMGI (UK) Limited and Engage (the "Transaction Agreement"), CMGI transferred to Engage approximately 148.4 million shares of common stock of Engage held by CMGI, representing approximately 76% of the issued and outstanding shares of Engage, and cancelled approximately $60 million of debt, including all convertible debt, owed to CMGI by Engage. In consideration of the equity transfer and debt cancellation, Engage, among other things, (i) paid to CMGI $2.5 million in cash, (ii) agreed to pay to CMGI up to an additional $6.0 million, comprised of a senior secured promissory note due in September 2006 and earnout payments commencing in fiscal year 2004, and (iii) issued to CMGI a warrant for the purchase of up to 9.9% of the issued and outstanding shares of Engage Common Stock, at an exercise price of $.048 per share. The amount of consideration was determined as a result of arms'-length negotiations between the parties.

     The foregoing description of the Transaction Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

Item 7.   Exhibits.

 (b)      Pro Forma Financial Information.

          The required pro forma financial information is filed as an exhibit to this report and is incorporated by reference herein.

(c)       Exhibits.

          The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CMGI, Inc.

                                By: /s/ Thomas Oberdorf
                                    ----------------------------------------
Date: October 2, 2002               Thomas Oberdorf
                                    Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX

Exhibit No.         Description
----------          -----------
  10.1*             Transaction Agreement, dated as of September 9, 2002, by
                    and among CMGI, Inc., CMGI (UK) Limited and Engage, Inc.

  99.1*             Press Release, dated September 9, 2002.

  99.2 Unaudited pro forma condensed financial information of CMGI, Inc.

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*Previously filed.